UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 8, 2005
                                                   (February 11, 2005)

                     BF ACQUISITION GROUP III, INC.
.......................................................................
          (Exact name of registrant as specified in its charter)

           Florida                0-26849         65-0913585
.......................................................................
(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)           File Number)    Identification No.)

      4 Mill Park Ct., Newark, Delaware              19713
.......................................................................
  (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code: (302) 366-8992


.......................................................................
   (Former name or former address, if changed since last report)


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Item 1.01. Entry Into a Material Definitive Agreement

(a) On February 8, 2005, BF Acquisition Group III, Inc., ("BF Acquisition Group"); its majority-owned subsidiary FundraisingDirect.com, Inc. ("FundraisingDirect"); Imprints Plus, Inc., ("Imprints Plus"); IPI Fundraising, Inc. ("IPI Fundraising"), a newly formed Delaware corporation formed by Justin P. DiNorscia (the controlling shareholder, principal officer and director of each of BF Acquisition Group, FundraisingDirect and Imprints Plus) solely to effect the merger transaction described below; and certain key stockholders of BF Acquisition Group, FundraisingDirect, and Imprints Plus, all entered into a definitive merger agreement (the "Merger Agreement").

(b) Pursuant to the terms of the Merger Agreement, at the effective time of the merger, the separate existence of each of BF Acquisition Group, FundraisingDirect and Imprints Plus shall cease and each of these corporations shall be merged with and into IPI Fundraising, which shall be the surviving corporation. Immediately after the effective time, IPI Fundraising's capital structure will consist of 10,064,628 shares of IPI Fundraising common stock, par value $.001 and 3,000,000 shares of IPI Fundraising series A preferred stock, par value $.50.

(c) Immediately after the effective time of the merger, (i) BF Acquisition Group stockholders will own approximately 9.69% of IPI Fundraising's outstanding common stock and 100% of IPI Fundraising's outstanding series A preferred stock; (ii)
    Imprints Plus stockholders will own approximately 50.64% of IPI Fundraising's outstanding common stock; and (iii) the stockholders who own all of the outstanding securities of FundraisingDirect not owned by BF Acquisition Group III, will own approximately 39.67% of IPI Fundraising's outstanding common stock (all of the outstanding securities of FundraisingDirect owned by BF Acquisition Group III will be cancelled at the effective time of the merger). Also, at the effective time of the merger, all vested and unvested outstanding options to purchase Imprints Plus common stock issued under Imprints Plus' 2004 Stock Option Plan or otherwise that by their terms survive the closing, will be assumed by IPI Fundraising.

(d) IPI Fundraising will register the IPI Fundraising common stock and preferred stock issued pursuant to the Merger Agreement under the Securities Act of 1933 pursuant to a registration statement on Form S-4 filed with the Securities and Exchange Commission.

(e) After the effective time of the merger, the directors and officers of IPI Fundraising shall consist of the following persons: Justin DiNorscia, Director, President, Chief Executive Officer, Secretary; Dan Caputo, Jr., Interim Chief Financial Officer; Diane DiNorscia, V.P. Human Resources and Administration; Thomas P. Hynson, National Sales Director; Giacomo Bonvetti, Operations Manager; Bradley S. Cantwell, Director; Joseph T. Drennan, Director.

(f) The closing of the merger remains subject to numerous conditions contained in the Merger Agreement. Assuming the conditions contained in the Merger Agreement are satisfied or waived, the closing of the merger is scheduled to occur 21 days after the


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    effective date of the registration statement on Form S-4 filed with the Securities and Exchange Commission or at such other time as the parties may agree.

(g) Additional information concerning the merger is contained in IPI Fundraising's preliminary registration statement on Form S-4 filed with the Securities and Exchange Commission on February 10, 2005. You can go to www.sec.gov. for more information.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger dated February 8, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group III, Inc.


By:/s/ Justin DiNorscia
   ----------------------------
   Justin DiNorscia, President

Dated February 11, 2005


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